UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2013

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street,

Winston-Salem, NC 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2013, the Board of Directors of Reynolds American Inc., referred to as RAI, approved an amendment to Section 4.04 of RAI’s amended and restated Bylaws, effective May 9, 2013, providing that any certificates representing shares of RAI shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. The previous provision provided that such certificates be signed by the Chairman or the Chief Executive Officer and by the Secretary or an Assistant Secretary. A copy of RAI’s amended and restated Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of RAI was held on May 9, 2013, in Winston-Salem, North Carolina. At that meeting, RAI’s shareholders considered and acted upon the following proposals:

Item 1: Election of Directors.

By the vote reflected below, RAI’s shareholders elected the following four individuals as Class III directors:

	For	Against	Abstentions	Broker Non-Votes
Daniel M. Delen	453,722,430	12,908,142	1,659,801	44,182,037
Martin D. Feinstein	406,217,815	60,343,512	1,729,046	44,182,037
Lionel L. Nowell, III	462,319,345	4,318,083	1,652,945	44,182,037
Neil R. Withington	453,330,974	13,212,196	1,747,203	44,182,037

Item 2: Advisory Vote on the Compensation of Named Executive Officers.

By the vote reflected below, RAI’s shareholders approved, on an advisory basis, the compensation of RAI’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
441,826,264	23,760,950	2,703,159	44,182,037

Item 3: Ratification of the Appointment of KPMG LLP as Independent Auditors.

By the vote reflected below, RAI’s shareholders ratified the appointment of KPMG LLP as RAI’s independent auditors for fiscal year 2013:

For	Against	Abstentions
507,684,490	2,889,551	1,898,369

Item 4: Shareholder Proposal on Elimination of Classified Board.

By the vote reflected below, RAI’s shareholders defeated the shareholder proposal on the Elimination of Classified Board:

For	Against	Abstentions	Broker Non-Votes
164,056,629	301,949,003	2,284,741	44,182,037

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this Current Report on Form 8-K.

Number	Exhibit

3.1	Amended and Restated Bylaws of Reynolds American Inc., dated May 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: May 13, 2013

INDEX TO EXHIBITS

Number	Exhibit

3.1	Amended and Restated Bylaws of Reynolds American Inc., dated May 9, 2013